UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2005

PLURISTEM LIFE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-31392

(Commission File Number)

98-0351734

(IRS Employer Identification No.)

MATAM Advanced Technology Park, Building No. 20, Haifa, Israel 31905

(Address of principal executive offices and Zip Code)

011-972-4-850-1080

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 21, 2005 we repriced a total of 2,450,416 incentive stock options granted to directors, officers and employees from $0.30 to $0.12. The option agreements previously signed will remain in full force and effect and will be amended solely to amend the price.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM LIFE SYSTEMS, INC.

/s/ Zami Aberman

Zami Aberman

Chief Executive Officer

Date: December 31, 2005